UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:           May 23, 2012

HORACE MANN EDUCATORS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10890	37-0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715-0001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 217-789-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:	Entry into a Material Definitive Agreement

As documented in Item 5.07, Amendment No. 1 to the Horace Mann Educators Corporation 2010 Comprehensive Executive Compensation Plan (the “Comprehensive Plan”) was approved by the shareholders of the Company at the Annual Meeting of Shareholders on May 23, 2012. As stated in the amendment, 2.2 million additional shares of HMEC’s Common Stock will be available under the Comprehensive Plan and will include a fungible share pool. The preceding summary is qualified in its entirety by Amendment No. 1, Exhibit 10.7(a) below, which is incorporated by reference herein.

At its meeting on May 23, 2012, the Board of Directors of Horace Mann Educators Corporation (“HMEC”) approved an amendment, to be effective June 1, 2012, to the Horace Mann Service Corporation (“HMSC”) Executive Severance Plan (the “Plan”) to provide for lump sum payments for any Participant that has a Severance Agreement, as such terms are defined in the Plan. The Plan amendment is attached as Exhibit 10.16(a) and is incorporated by reference herein.

Item 5.07:	Submission of Matters to a Vote of Security Holders

HMEC’s Annual Meeting of Shareholders was held on May 23, 2012 (the “Annual Meeting”). On the record date of March 26, 2012, there were 39,780,007 shares of the Company’s Common Stock issued and outstanding and entitled to be voted at the Annual Meeting. The final results of the matters submitted to a vote of security holders are shown in the table below.

	Votes	Votes		Broker
	For	Against	Abstentions	Non-Votes

Proposal 1 -
Election of Directors:
Mary H. Futrell	36,698,275	226,230	16,352	892,366
Stephen J. Hasenmiller	36,805,220	135,510	127	892,366
Peter H. Heckman	36,805,588	135,150	119	892,366
Ronald J. Helow	36,797,029	143,701	127	892,366
Gabriel L. Shaheen	36,792,719	147,590	548	892,366
Roger J. Steinbecker	36,814,019	126,812	26	892,366
Robert Stricker	36,804,611	136,119	127	892,366
Charles R. Wright	36,813,576	126,483	798	892,366

Proposal 2 -
Approval of an amendment to the Horace Mann Educators Corporation 2010 Comprehensive Executive Compensation Plan which will make 2.2 million additional shares of Common Stock available under the Plan and will include a fungible share pool.	33,832,988	1,573,752	1,534,117	892,366

Proposal 3 -
Ratification of the appointment of KPMG LLP, an independent registered public accounting firm, as the Company’s auditors for the year ending December 31, 2012.	37,592,341	239,327	1,555	Not Applicable

Proposal 4 -
Approval of the advisory resolution on Named Executive Officers’ compensation.	35,141,387	1,740,150	59,320	892,366

Item 9.01:	Financial Statements and Exhibits

       (d)      Exhibits.    Management contracts and compensatory plans are indicated by an asterisk (*).

10.7*	HMEC 2010 Comprehensive Executive Compensation Plan, incorporated by reference to Exhibit 1 (beginning on page E-1) to HMEC’s Proxy Statement, filed with the SEC on April 9, 2010.

10.7(a)*

Amendment No. 1 to the HMEC 2010 Comprehensive Executive Compensation Plan, incorporated by reference to Exhibit 1 (beginning on page E-1) to HMEC’s Proxy Statement, filed with the SEC on April 9, 2012.

10.7(b)*

Specimen Incentive Stock Option Agreement for Section 16 Officers under the HMEC 2010 Comprehensive Executive Compensation Plan, incorporated by reference to Exhibit 10.7(a) to HMEC's Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, filed with the SEC on August 9, 2011.

10.7(c)*

Specimen Incentive Stock Option Agreement for Non-Section 16 Officers under the HMEC 2010 Comprehensive Executive Compensation Plan, incorporated by reference to Exhibit 10.7(b) to HMEC's Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, filed with the SEC on August 9, 2011.

10.7(d)*

Specimen Employee Service-Vested Restricted Stock Units Agreement under the HMEC 2010 Comprehensive Executive Compensation Plan, incorporated by reference to Exhibit 10.7(c) to HMEC's Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, filed with the SEC on August 9, 2011.

10.7(e)*

Specimen Employee Performance-Based Restricted Stock Units Agreement under the HMEC 2010 Comprehensive Executive Compensation Plan, incorporated by reference to Exhibit 10.7(d) to HMEC's Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, filed with the SEC on August 9, 2011.

10.7(f)*

Specimen Non-Employee Director Restricted Stock Unit Agreement under the HMEC 2010 Comprehensive Executive Compensation Plan, incorporated by reference to Exhibit 10.17(a) to HMEC’s Current Report on Form 8-K dated May 27, 2010, filed with the SEC on June 2, 2010.

10.16*	HMSC Executive Severance Plan, incorporated by reference to Exhibit 10.16 to HMEC’s Current Report on Form 8-K dated March 7, 2012, filed with the SEC on March 13, 2012.

10.16(a)*	Amendment No. 1 to the HMSC Executive Severance Plan.

10.16(b)*	HMSC Executive Severance Plan Schedule A Participants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

By:	/s/ Bret A. Conklin
Name: Bret A. Conklin Title: Senior Vice President & Controller (Principal Accounting Officer)

Date:  May 29, 2012

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